SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported) April 4, 2006


                       GOLDEN RIVER RESOURCES CORPORATION
                 (Exact Name of Company as Specified in Charter)
                     (formerly known as Bay Resources Ltd.)



         Delaware                       0-16097                   98-007697
    -------------------           -------------------        -------------------
(State or Other Jurisdiction of  (Commission File No.)          (IRS Employer
       Incorporation)                                        Identification No.)

         Level 8, 580 St Kilda Road, Melbourne, Victoria Australia 3004
         --------------------------------------------------------------
         (Address of Principal Executive Offices)               (Zip Code)

        Company's telephone number            61-3-8532-2860
        Company's facsimile number            61-3-8532-2805
        Company's email address               goldenriverresources@axisc.com.au
        Company's website address             www.goldenriverresources.com

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departures of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers


(a)            Departure of Principal Officer


     The Company advises that Mr. Pini Althaus has resigned as Chief Operating Officer effective April 5, 2006.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    GOLDEN RIVER RESOURCES CORPORATION (Company)

                                     By: /s/ Peter Lee
                                         ---------------------------------------
                                         Peter Lee
                                         Director, Secretary and
                                         Chief Financial Officer

Dated: April 21, 2006